Mercantile®
Bank Corporation

INVESTOR PRESENTATION

March 2015

Michigan's Community Bank®

MBWM
NASDAQ®
LISTED

FORWARD-LOOKING STATEMENT DISCLOSURE

This presentation contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. These forward looking statements are subject to a number of factors and uncertainties which could cause Mercantile Bank Corporation's ("MBWM") actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and MBWM does not assume any duty to update forward looking statements. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the completed merger transaction between MBWM and Firstbank Corporation, including future financial and operating results, accretion and earn-back, cost savings, enhanced revenues, long term growth and the future market position of the combined company, and (ii) MBWM's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Statements identified by words such as "expects," "anticipates," "will," "intends," "plans," "believes," "seeks," "estimates," "targets," "positioned," "projects" or words of similar meaning generally are intended to identify forward-looking statements. Management's determination of the provision and allowance for loan losses, the carrying value of acquired loans, goodwill, and the fair value of investment securities involve judgments that are inherently forward-looking. These statements are based upon the current beliefs and expectations of MBWM's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements. Additional information concerning risks is contained in MBWM's most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings.

PRESENTATION OVERVIEW

- Michigan's Community Bank® at a Glance
- Experienced Management Team
- Building on Existing Strengths
- Improving Financial Performance
- Healthy Markets: *Capturing Increasing Share of Existing and New Business*
- Value-Oriented M&A Strategy: *Be Selective*
- Overview: *MBWM Strategic Plan*

MICHIGAN'S COMMUNITY BANK® AT A GLANCE

- ✓ 4th largest Michigan-based bank by deposit market share: Michigan's premier community bank.
- ✓ Serving a large, diversified client base.
- ✓ Geographically diverse and attractively mixed loan portfolio, coupled with stable and valuable core funding.
- ✓ Attractive financial returns.
- ✓ Maintaining strong capital position.
- ✓ Competitive positioning across Michigan – an institution with the financial capacity and experience to be a leading participant in future industry M&A.
- ✓ Consistent, excellent customer experience.
- ✓ Convenience and wide product and service offerings.



Traverse City
Fairview
Higgins Lake
Rose City
St. Helen
Hale
Cadillac
West Branch
Clare
Canadian Lakes
Remus
Mt. Pleasant
Shepherd
Lakeview
St. Louis
Merrill
Howard City
Vestaburg
Alma
Ithaca
St. Charles
Belding
Ashley
Grand Rapids
Ionia
St. Johns
Lowell
DeWitt
Lansing
Holland
Hastings
Detroit
Kalamazoo
Paw Paw
Portage
I-75
I-94

Mercantile Bank of Michigan

MICHIGAN'S COMMUNITY BANK® AT A GLANCE

POSITIONED TO GROW MARKET SHARE

4th RANKED BANK HEADQUARTERED IN MICHIGAN

RANK	MICHIGAN INSTITUTION	BRANCHES	TOTAL DEPOSITS	MARKET SHARE
1	Chemical Financial Corporation	193	7,095,905	4.01
2	Flagstar Bancorp, Inc.	107	6,856,166	3.87
3	Talmer Bancorp, Inc.	54	2,745,817	1.55
4	**Mercantile Bank Corporation**	**53**	**2,319,847**	**1.31**
5	Independent Bank Corporation	72	1,941,186	1.10
6	Macatawa Bank Corporation	30	1,218,399	0.69
7	Isabella Bank Corporation	27	1,063,128	0.60
8	MBT Financial Corp.	24	1,051,525	0.59
9	Arbor Bancorp, Inc.	7	826,604	0.47
10	Level One Bancorp, Inc.	10	649,196	0.37
11	Mackinac Financial Corporation	18	589,664	0.33
12	First State Financial Corporation	12	539,690	0.31
13	First National Bancshares, Inc.	3	536,839	0.30
14	Keweenaw Financial Corporation	10	489,108	0.28
15	Southern Michigan Bancorp, Inc.	15	458,086	0.26
	TOTAL FOR MICHIGAN INSTITUTIONS	**2,831**	**176,934,749**	

MBWM RANK IN 2014 KEY MARKETS :

MSA:	Rank:
Grand Rapids-Wyoming:	7
Lansing-East Lansing:	9
Kalamazoo-Portage:	7
Mt. Pleasant	2
Alma:	2
Ionia:	2

Source: SNL data for 6/30/2014 by deposits
Total Michigan includes all institutions with deposits in Michigan, regardless of headquarters

EXPERIENCED MANAGEMENT TEAM



MIKE PRICE

President and Chief Executive Officer

- Founding President of Mercantile Bank in 1997
- More than 30 years of commercial banking experience
- Chief Executive Officer since 2007



BOB KAMINSKI

Chief Operating Officer

- Joined Mercantile Bank at its founding in 1997
- More than 25 years of commercial banking experience
- Chief Operating Officer since 2000



CHUCK CHRISTMAS

Chief Financial Officer

- Joined Mercantile Bank in 1998
- More than 25 years of banking experience
- Chief Financial Officer since 2000



TOM SULLIVAN

Chairman of the Board

- Joined Firstbank in 1991
- More than 40 years of commercial banking experience
- President and Chief Executive Officer of Firstbank since 2000
- Joined Mercantile in 2014



SAM STONE

Executive Vice President

- Joined Firstbank in 2000
- More than 41 years of commercial banking, strategic financial planning and M&A experience
- Executive Vice President of Firstbank since 2001
- Joined Mercantile in 2014

Mercantile®
Bank Corporation

BUILDING ON EXISTING STRENGTHS

ABOVE THE COMPETITOR, MIDWEST AND NATIONAL MEDIAN

- 2014 NIM 4Q = 3.79%
- 2015 NIM expected to range from 3.75 to 3.80
  - 3.80 to 3.85 Q1 & Q2
  - 3.75 to 3.80 Q3 & Q4
- Improvements in earning asset mix mitigating runoff of purchase accounting adjustments

STRONG CAPITAL POSITION

- Capital position supports growth opportunities
- Positioned for capital management
  - Recent increases in quarterly cash dividends
  - $20 million share repurchase program announced
  - Capacity for special dividend, if desired

BUILDING ON EXISTING STRENGTHS

LEVERAGING STRENGTHS INHERENT IN THE CURRENT MAKEUP OF ASSETS AND FUNDING

- Commercial loan growth strength of legacy Mercantile
- Retail loan and deposit strength of legacy Firstbank
- Strong core funding provides a solid base for new loan growth and a strong, sustainable NIM
- Increased margin strength through lower cost of funds and more diversified earning asset mix

STRENGTH: PORTFOLIO DIVERSIFICATION

BALANCED WITH INCREASED C&I AND CONSUMER LENDING

TOTAL LOANS: $2.1B

As of December 31, 2014



Home Equity & Other Consumer, 8%
1-4 Family Mortgages, 10%
Multi-Family & Residential Rental, 6%
Commercial & Industrial, 26%
Land Development & Construction, 2%
Non-Owner Occ Commercial RE, 27%
Owner Occ Commercial RE, 21%

STRENGTH: STRONG CORE FUNDING

NOW 91% OF TOTAL FUNDING

TOTAL FUNDS: $2.5B

As of December 31, 2014



Wholesale: Deposits, 7%
Wholesale: FHLB Advances, 2%
Local Time >$100K, 15%
Local Time <$100K, 7%
Money Market Accounts, 10%
Savings Deposits, 13%
Interest Checking, 17%
Non-interest Checking, 22%
Corporate Sweep Accounts, 7%

STRENGTH: STRONG ASSET QUALITY


ALLOWANCE TO
ORIGINATED LOANS*
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
12/31/2011
12/31/2012
12/31/2013
12/31/2014

**Excludes loans accounted for under purchase accounting rules*


NON-PERFORMING ASSETS/
TOTAL ASSETS
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
12/31/2011
12/31/2012
12/31/2013
12/31/2014

- Loans past due 30-89 days remain very low
- Non-performing assets currently 1.09% of total assets; primarily comprised of one credit relationship

STRENGTH: PROFITABILITY METRICS


NET INTEREST MARGIN
4.2%
4.1%
4.0%
3.9%
3.8%
3.7%
3.6%
3.5%
3.4%
3.3%
3.2%
3.1%
3.0%
2011
2012
2013
4Q 2014
MBWM
FBMI


PROVISION EXPENSE
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
2011
2012
2013
2014
MBWM
FBMI

- Remain focused on net interest margin discipline
- Continue to emphasize risk-based, relationship-oriented loan pricing

STRENGTH: CAPITAL RATIOS
MARKET VALUATION



CAPTIAL RATIOS
Tier I Leverage
Total Risk-based Capital
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
12/31/14



MBWM MARKET PRICE TO
TANGIBLE BOOK VALUE
1.5
1.3
1.0
0.8
0.5
0.3
0.0
12/31/11
12/31/12
12/31/13
12/31/14

- Regulatory capital ratios remain significantly above minimum requirements for "well-capitalized" institutions
- As of December 31, 2014, the Bank had approximately $101 million in excess of the 10 percent minimum regulatory threshold to be considered a "well-capitalized" institution

IMPROVING FINANCIAL PERFORMANCE

* MBWM Q4 Result

FINANCIAL PERFORMANCE OPPORTUNITIES

- Improvement in ROA/ROE
- 2014 ROA* = 0.86% vs. Midwest peer average: 1.01%

IMPROVEMENT IN NON-INTEREST INCOME GENERATION

- New fee-based product sales opportunities in all markets
- Mortgage banking fees expected to recover
- Non-interest income/average assets of 0.46%* has significant upside potential
- Increasing non-interest income/average assets to Midwest average of 1.15% would add 69 bps of incremental pre-tax revenue

PRODUCTS SUPPORT NON-INTEREST INCOME OPPORTUNITIES

CAPABILITIES COMPARABLE TO LARGER INSTITUTIONS

PEER PRODUCT	MERCANTILE	BANK OF AMERICA	CHASE	FIFTH THIRD	HUNTINGTON
CASH MANAGEMENT	✓	✓	✓	✓	✓
PAYROLL SERVICES	✓	✓	✓	✓	✓
REMOTE DEPOSIT CAPTURE	✓	✓	✓	✓	✓
BILL PAYMENT & ACH	✓	✓	✓	✓	✓
INVOICING/RECEIVABLES/PAYABLES	✓	✓	✓	✓	✓
HEALTH SAVINGS ACCOUNTS	✓	✓	✓	✓	✓
MERCHANT SERVICES	✓	✓	✓	✓	✓
ONLINE BANKING	✓	✓	✓	✓	✓
PERSONAL FINANCIAL MANAGEMENT *(WITHIN ONLINE AND MOBILE BANKING)*	✓	✓			

HEALTHY MARKETS

CAPTURING INCREASING SHARE OF EXISTING AND NEW BUSINESS

CAPTURE ECONOMIC GROWTH IN KEY GEOGRAPHIC MARKETS

- Grand Rapids, Kalamazoo, Lansing & Mt. Pleasant markets are growing economies and represent significant loan growth potential
- Capitalize on current market footprint opportunities
- Investment in revenue-producing loan officers
- Client acquisition and loan generation:
  - Continued strong emphasis on value-added, relationship-based banking
  - Originated term loans to new and existing borrowers:
    - $90 million in the 4th quarter of 2014
    - $258 million in the full year of 2014

IMPROVING ECONOMIC BACKDROP IN MICHIGAN

IMPROVING UNEMPLOYMENT RATE


15
10
5
0
Percent
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
DECEMBER
U.S.
Michigan

Source: Bureau of Labor Statistics, as of December 2014.

IMPROVING GDP GROWTH


Change in GDP (YoY)
6
4
2
0
-2
-4
-6
-8
-10
Percent
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
United States
Michigan

Source: Bureau of Economic Analysis, as of December 2014.

JOB GROWTH CONTINUES (MI EMPLOYEES)


5,200
5,000
4,800
4,600
4,400
4,200
4,000
3,800
3,600
Thousands
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: Bureau of Labor Statistics, as of December 2014.

REBOUNDING HOME PRICES (HPI)


200
150
100
50
0
Index 12/2000 = 100
149
97
12/2000 - 9/2014
MI
United States
not seasonally adjusted

Source: Freddie Mac, as of September 2014.

MICHIGAN'S HOUSING MARKET

NOW AMONG LEADERS IN YEAR OVER YEAR SALES PRICE INCREASES


United States 5%
7% WA
7% OR
8% CA
13% NV
3% ID
5% MT
3% WY
3% UT
7% CO
4% AZ
3% NM
8% ND
3% SD
5% NE
4% KS
3% OK
8% TX
1% MN
3% IA
4% MO
5% AR
3% LA
3% WI
4% IL
8% MI
4% IN
4% OH
KY 3%
TN 6%
5% MS
4% AL
7% GA
8% FL
6% SC
NC 3%
4% VA
4% WV
2% PA
1% NY
0% VT
NH
4%
4% ME
4%
MA
RI 6%
CT -1%
NJ 1%
0%
DE 6%
MD
DC 7%
5% AK
7% HI
≥ 8%
5 to 7%
2 to 4%
-1 to 1%

Source: Freddie Mac The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac's single-family credit guaranteed portfolio. Percent changes were rounded to nearest whole percentage point.

MICHIGAN JOB GROWTH SINCE JUNE 2009

RANK	STATE	GROWTH %
1	TEXAS	12.4%
2	FLORIDA	11.1%
3	NORTH DAKOTA	9.6%
4	HAWAII	9.1%
5	UTAH	8.4%
6	CALIFORNIA	8.0%
7	COLORADO	6.5%
8	LOUISIANA	6.3%
9	SOUTH CAROLINA	5.8%
10	DELAWARE	5.7%
11	INDIANA	5.4%
12	MINNESOTA	5.3%
13	**MICHIGAN**	**5.3%**
14	NEVADA	5.0%
15	NORTH CAROLINA	4.8%
16	IDAHO	4.7%
17	MASSACHUSETTS	4.7%

Source: Bureau of Labor Statistics, not seasonally adjusted, through December of 2014 (preliminary)

KEY MARKETS CONTINUE TO OUTPERFORM

OUR MARKET DEMOGRAPHICS

Region (MSA)	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2014 (Actual)	Projected Population Change 2014-2019 (%)	Median HH Income 2014 ($)	Projected HH Income Change 2014-2019 (%)
Grand Rapids-Wyoming, MI	7	12	1,056,699	5.92	1,017,542	2.75	50,978	4.73
Lansing-East Lansing, MI	9	4	241,178	4.42	466,131	0.31	46,508	(0.44)
Mount Pleasant, MI	2	5	180,101	19.03	70,668	0.31	37,681	6.27
Kalamazoo-Portage, MI	7	7	175,646	5.05	332,269	1.62	43,721	0.03
Total / Weighted Average		**28**	**1,653,624**		**1,886,610**	**2.01**	**48,107**	**3.64**
Aggregate: Michigan		**53**	**2,319,847**	**1.31**	**9,882,647**	**(0.03)**	**46,476**	**2.19**

Source: SNL Financial, as of June 30, 2014.

KEY MARKETS CONTINUE TO OUTPERFORM

REBOUNDING HOME PRICES


180
160
140
120
100
80
60
40
20
0
INDEX 12/2000 = 100
12/2000 - 9/2014
MI
United States
not seasonally adjusted
Grand Rapids-Wyoming, MI
Lansing-East Lansing, MI
Kalamazoo-Portage, MI

Source: Freddie Mac, as of March 2014.

IMPROVING JOBLESS RATES

STATE OF MICHIGAN COMPARED WITH U.S. RATE


U. S.
State of Michigan
PERCENT
14
12
10
8
6
4
2
Aug. 2009
Dec. 2013
Dec. 2014

Source: Bureau of Labor Statistics, not seasonally adjusted, through December of 2014 (preliminary)

IMPROVING JOBLESS RATES
EVEN STRONGER IN MERCANTILE MARKETS



State of Michigan
Kent County
Kalamazoo County
Isabella County
Ingham County
14
12
10
8
6
4
2
PERCENT
Aug. 2009
Dec. 2013
Dec. 2014

Source: Bureau of Labor Statistics, not seasonally adjusted, through December of 2014 (preliminary)

VALUE-ORIENTED M&A STRATEGY: BE SELECTIVE

MICHIGAN M&A IS ACTIVE


BANK M&A ANNOUNCED IN MICHIGAN
250
200
150
100
50
0
PRICE / TANGIBLE BOOK %
Old National Bancorp & United Bancorp, Inc. (DV=$170.5)
Old National Bancorp & Founders Financial Corporation (DV=$88.2)
Mercantile Bank Corporation & Firstbank Corporation (DV=$154.5)
Chemical Financial Corporation & Northwestern Bancorp (DV=$120.0)
Chemical Financial Corporation & Lake Michigan Financial Corporation (DV=$185.7)
(DV=$18.7)
(DV=$13.1)
(DV=$26.0)
(DV=$17.1)
(DV=$4.0)
(DV=$4.3)
(DV=$13.4)
(DV=$6.5)
#N/A
8/15/2013
DATE OF ANNOUNCEMENT
1/6/2015
DV=Deal Value ($mil.). Names Shown Where DV>$50 million

MERCANTILE STRATEGIC PLAN

PLAN OVERVIEW



Grow in All Markets while Ensuring Adequate Resource Allocation to Markets with Greatest Potential
Maintain or Lengthen Lead in Product Technology
At the Core We Marry …
Mutually Beneficial Customer Relationships
Access to Capital and Funding for Growth
Improve Leverage of Funding Base and Efficiency Ratio
Maintain Status as Preferred: Employer; Service Provider; Acquirer
Maintain Excellent Asset Quality and Risk Management
Achieve Increased Diversity Results

MERCANTILE STRATEGIC PLAN

FOCUS ON PERFORMANCE

REWARDING SHAREHOLDERS AND REMAINING AN INDEPENDENT COMMUNITY BANK HOLDING COMPANY

- Strengthen common share price through stronger operating and financial performance.
- Target stock price = 150% of tangible book value by December 31, 2015 (based on current peer valuations).
- Increase common shareholder value/return by increasing both E.P.S and cash dividends.
- Strategize for organic growth by leveraging the benefits of the Firstbank (FBMI) merger.

MERCANTILE STRATEGIC PLAN

IMPROVE BALANCE SHEET/INCOME STATEMENT/CAPITAL METRICS

GOAL	12-31-15	12-31-16	12-31-17	12-31-18
C&I and Owner Occupied CRE/ Total Loans Not less than 50% with target of 55%	X	X	X	X
Maintain Non-Performing Asset ratio at < 1.0%	X	X	X	X
Maintain Net Interest Margin above 3.7%	X	X	X	X
Return on Asset (ROA) Goal of 0.95%	X			
Return on Asset (ROA) Goal of 1.00%		X		
Return on Asset (ROA) Goal of 1.05%			X	X
Return on Equity (ROCE/ROTCE)* Goal of 8.4% /9.9%	X			
Return on Equity (ROCE/ROTCE)* Goal of 9.1% /10.8%		X		
Return on Equity (ROCE/ROTCE)* Goal of 9.6% /11.3%			X	X
Earnings Per Share (EPS) growth of 20% (from pre-merger MBWM)	X			
Annual Earnings Per Share (EPS) growth of 6%		X	X	X
Total Loans > $2.22 Billion	X			
Total Loans > $2.4 Billion		X		
"Well Capitalized" status as defined by regulatory agencies	X	X	X	X
Update Management Succession Plan	X		X	
Common Dividend between 30-40% of Net Earnings	X	X	X	X

Mercantile® Bank Corporation

MBWM
NASDAQ
LISTED



Samuel Stone
Executive Vice President, Corporate Finance
616-233-2342
sstone@mercbank.com

Charles Christmas
Senior Vice President, Chief Financial Officer
616-726-1202
cchristmas@mercbank.com

Michael Price
President and Chief Executive Officer
616-726-1600
mprice@mercbank.com

Robert Kaminski
Executive Vice President, Chief Operating Officer
616-726-1502
rkaminski@mercbank.com

Thomas Sullivan
Chairman of the Board
989-466-7347
tsullivan@mercbank.com